UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 7, 2008
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	002-25577 (Commission File Number)	95-2039518 (I.R.S. Employer Identification No.)

15660 North Dallas Parkway, Suite 850 Dallas, TX (Address of principal executive offices)	75248 (Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On August 7, 2008, Diodes Incorporated issued a press release announcing second quarter 2008 results. A copy of the press release is attached as Exhibit 99.1.
     On August 7, 2008, Diodes Incorporated hosted a conference call to discuss its second quarter 2008 results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as Exhibit 99.2.
     During the conference call on August 7, 2008, Dr. Keh-Shew Lu, President and Chief Executive Officer of Diodes Incorporated, as well as Carl C. Wertz, Chief Financial Officer, Rick White, Senior Vice President of Finance, and Mark King, Senior Vice President of Sales and Marketing, made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.
     In our press release announcing second quarter 2008 results, and during the conference on August 7, 2008, Diodes Incorporated provided guidance on “other income (expense)”of $2.0 to $2.8 million for the third quarter of 2008. Other income (expense) includes interest income, interest expense, foreign exchange gains (losses) and other miscellaneous income and expenses. To provide further clarification, Diodes Incorporated expects the interest income for the fourth quarter of 2008 to be approximately $1.0 million higher than the guidance provided for the third quarter of 2008.
     In the press release, the Company utilizes financial measures and terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing our operating results in a manner that enables investors to more thoroughly evaluate our current performance as compared to past performance. We also believe these non-GAAP measures provide investors with a more informed baseline for modeling the Company’s future financial performance. Our management uses these non-GAAP measures for the same purpose. We believe that our investors should have access to, and that we are obligated to provide, the same set of tools that we use in analyzing our results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. We have provided definitions for certain non-GAAP financial measures, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors. In addition, in our press release we have provided tables to reconcile the non-GAAP financial measures utilized to GAAP financial measures.
Item 7.01 Regulation FD Disclosure.
     The earnings release also provides an update on the Company’s business outlook.
     In addition, Steven Ho, Asia President and Vice President, Asia Sales and Marketing, retired from the Company effective July 31, 2008.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     See exhibit index.
The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2008	DIODES INCORPORATED
By /s/ Carl C. Wertz
CARL C. WERTZ
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated August 7, 2008

99.2	Conference call script dated August 7, 2008

99.3	Question and answer transcript dated August 7, 2008